                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                GLB Bancorp, Inc
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid:


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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


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     2)   Form, Schedule or Registration Statement No.:


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     3)   Filing Party:


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     4)   Date Filed:


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


                                                                March 17, 2003

Dear Shareholders:

         You are cordially invited to attend the 2003 Annual Meeting of Shareholders of GLB Bancorp, Inc. The meeting will be held on Tuesday, April 22, 2003, 10:30 a.m. local time at the Holiday Inn Express Hotel & Suites LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio.

         Your vote is important, regardless of the number of shares you own. PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE- PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person, but it will ensure that your vote is counted.

         Thank you for your attention to this important matter.

                                          Very truly yours,



                                          Richard T. Flenner, Jr.
                                          President and Chief Executive Officer


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



                                GLB BANCORP, INC.
                               7001 CENTER STREET
                               MENTOR, OHIO 44060
                                 (440) 974-0000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the Annual Meeting of Shareholders of GLB Bancorp, Inc. will be held at the Holiday Inn Express Hotel & Suites LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio on April 22, 2003 at 10:30 a.m. local time.

         A proxy and a proxy statement for the 2003 Annual Meeting are enclosed. The purpose of the annual meeting is to transact such business as may properly come before the meeting or any adjournment thereof, and for the specific purpose of considering and acting upon --

         1) election of 11 directors to serve until the 2004 Annual Meeting of Shareholders or until their successors are elected and qualified,

         2) a proposal to amend GLB Bancorp, Inc.'s 1998 Stock Option and Incentive Plan for the purpose of increasing by 51,000 the number of shares authorized for issuance under the plan, and

         3) ratification of the board's appointment of KPMG LLP as independent auditor for the fiscal year ending December 31, 2003.

         The Board of Directors is not aware of any other business to be conducted at the annual meeting. Any action may be taken on the foregoing proposals at the 2003 Annual Meeting on the date specified, or on any date or dates to which the annual meeting may be adjourned or postponed. The record date for determining shareholders entitled to notice of and to vote at the meeting is March 4, 2003.

         We request that you complete, date, and sign the enclosed proxy, which is solicited by the Board of Directors, and return it promptly in the postage-paid return envelope provided. Please sign your name on the proxy exactly as your name appears.

                                          By Order of the Board of Directors,




                                         President and Chief Executive Officer

Mentor, Ohio
March 17, 2003


IMPORTANT: PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.


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



                                GLB BANCORP, INC.
                               7001 CENTER STREET
                               MENTOR, OHIO 44060
                                 (440) 974-0000



                                 PROXY STATEMENT


         The board of directors of GLB Bancorp, Inc., an Ohio corporation, is soliciting your proxy for use at the 2003 Annual Meeting of Shareholders, and at any adjournment or postponement thereof. The annual meeting will be held on Tuesday, April 22, 2003 at 10:30 a.m., local time, at the Holiday Inn Express Hotel & Suites LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio. The accompanying notice and this proxy statement are first being mailed to shareholders on or about March 17, 2003.

PURPOSE OF THE MEETING

         At the annual meeting you will be asked to elect 11 directors to serve until the 2004 annual meeting or until their successors are elected and qualified. We will also present to shareholders for their consideration and vote a proposal to amend GLB's 1998 Stock Option and Incentive Plan for the purpose of increasing the number of shares authorized for issuance under the plan. Finally, we will ask shareholders to ratify the appointment of GLB's independent auditor.

VOTING AND REVOCATION OF PROXIES

         Proxies solicited by this proxy statement may be used at the annual meeting only. We will vote proxies according to the directions given. If you give no voting instructions, we will vote your proxy in favor of the proposals discussed in this proxy statement.

         Shareholders who execute proxies retain the right to revoke them at any time before completion of the annual meeting, but revocation will not affect a vote previously taken. Proxies may be revoked by --

         o attending the annual meeting and advising GLB's Secretary that you intend to vote in person (but attendance at the annual meeting will not constitute revocation of a proxy),

         o        giving a subsequent proxy relating to the same shares, or

         o filing with the Secretary at or before the annual meeting a written notice of revocation bearing a later date than the proxy.

         If you decide to revoke your proxy, you should give written notice of revocation to Ms. Cheryl Jean Mihitsch, Acting Secretary, GLB Bancorp, Inc., 7001 Center Street, Mentor, Ohio 44060. Unless revoked, the shares represented by your proxy will be voted at the annual meeting.

RECORD DATE AND OUTSTANDING SHARES; QUORUM

         If you were a shareholder as of the close of business on March 4, 2003, you are entitled to vote at the annual meeting. As of March 4, 2003 there were 2,347,925 shares of GLB common stock issued and outstanding. When present in person or by proxy at the annual meeting, the holders of a majority of the shares of GLB common stock issued and outstanding and entitled to vote will constitute a quorum for the conduct of business at the meeting.

VOTE REQUIRED

         Directors are elected by a plurality vote of shareholders present in person or by proxy and constituting a quorum, meaning the nominees receiving the greatest numbers of votes will be elected. Shareholders have one vote for each share held. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise. Approval of the proposal to increase the number of shares authorized for issuance under the 1998 Stock Option and Incentive Plan requires the affirmative vote of a majority of the shares present in person or by proxy at the meeting.

ABSTENTIONS AND BROKER NON-VOTES

         Abstentions and broker non-votes are counted for purposes of establishing that a quorum is present. Abstention may be specified on any proposal except election of directors, although you may withhold authority to vote for any or all director nominees. Rules of self-regulatory organizations of which brokers are members -- such as the New York Stock Exchange and the other major stock exchanges -- prevent brokers from voting customers' shares held in street name unless the customer gives specific voting instructions to the broker or unless the proposal to be voted on is a routine proposal. The self-regulatory organizations' rules generally allow brokers the discretion to vote customers' shares on routine matters only, such as election of directors. Proposals to amend or adopt bylaws or articles of incorporation, proposals to adopt stock compensation plans, and proposals to increase shares available for issuance under a plan by more than 5% of shares outstanding are common examples of non-routine proposals. Brokers generally are not permitted by rules of their self-regulatory organizations to vote on non-routine proposals unless the customer gives specific voting instructions. If a broker signs and submits a proxy without indicating how the proxy is to be voted on a non-routine proposal, the proxy may be considered a so-called "broker non-vote" insofar as that non-routine proposal is concerned.

         Because directors are elected by a plurality of votes actually cast, abstentions (or withholding authority to vote for a nominee) and broker non-votes have no effect on the election of directors. In contrast, abstentions and broker non-votes will have the same effect as votes against the proposal to increase the number of shares issuable under the 1998 Stock Option and Incentive Plan. Article I, section 6 of GLB's Code of Regulations provides that "The act of the holders of record of a majority of the issued and outstanding shares of the Corporation present at any meeting and entitled to vote thereat, at which a quorum is present, shall be the act of the shareholders of the Corporation unless otherwise provided by law, the Articles of Incorporation or these Regulations." Although shares abstaining are not counted as votes cast, they are nevertheless entitled to vote. Likewise, GLB is taking the position that shares represented by broker non-votes are similarly entitled to vote, although they too are not counted as votes cast. Therefore, the proposal to increase the number of shares authorized for issuance under the 1998 Stock Option and Incentive Plan will not be approved unless a majority of shares present in person or by proxy and representing a quorum vote in favor of the proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against amendment of the 1998 Stock Option and Incentive Plan to increase the number of shares issuable.

VOTING SECURITIES AND PRINCIPAL HOLDERS

         The following table shows the beneficial ownership of GLB common stock as of March 4, 2003 by --

         o each person known by GLB to own beneficially more than 5% of the outstanding common stock,
         o each director nominee and each executive officer identified in the Summary Compensation Table, and
         o        all directors and executive officers as a group.

         For purposes of the table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named, or voting power and investment power are shared with members of his or her household. Adjusted for the 10% stock dividend paid on September 17, 2002, shares deemed to be outstanding for purposes of computing "Percent of stock" are calculated on the basis of 2,347,925 shares outstanding, plus the number of shares the person has the right to acquire within 60 days.

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




                                                                          SHARES          SHARES ACQUIRABLE
                                                                       BENEFICIALLY       WITHIN 60 DAYS BY        PERCENT
NAME AND ADDRESS OF 5% BENEFICIAL OWNER                                   OWNED         EXERCISE OF OPTIONS (6)   OF STOCK
-----------------------------------------------------------------    ----------------   ----------------------    ---------
Umberto P. Fedeli................................................         204,270 (1)                       88        8.7 %
         P.O. Box 318003, Independence, Ohio 44131
Steven A. Calabrese, et al.......................................         158,249 (2)                       --        6.7 %
         1110 Euclid Avenue, Suite 300, Cleveland, Ohio  44115
Jerome T. Osborne, Chairman of the Board.........................         224,530 (3)                      220        9.6 %
         7954 Reynolds Road, Mentor, Ohio  44060
Richard M. Osborne, Vice Chairman................................     459,272 (4) (5)                      220       19.6 %
         8500 Station Street, Suite 113, Mentor, Ohio  44060
                                                                          SHARES          SHARES ACQUIRABLE
                                                                       BENEFICIALLY       WITHIN 60 DAYS BY        PERCENT
DIRECTORS, NOMINEES AND NAMED EXECUTIVE OFFICERS                          OWNED         EXERCISE OF OPTIONS (6)   OF STOCK
-----------------------------------------------------------------    ----------------   ----------------------    ---------
Umberto P. Fedeli................................................         204,270 (1)                       88        8.7 %
Richard T. Flenner, Jr...........................................               1,664                   11,550          (7)
James V. Fryan...................................................              33,000                      220        1.4 %
George C. Lott...................................................                 330                      220          (7)
George X. Mechir.................................................               1,650                      220          (7)
Jerome T. Osborne................................................         224,530 (3)                      220        9.6 %
Richard M. Osborne...............................................     459,272 (4) (5)                      220       19.6 %
Edward R. Pike...................................................          49,500 (8)                      220        2.1 %
Thomas J. Smith..................................................               2,420                      220          (7)
Joseph T. Svete..................................................              20,900                      220          (7)
Thomas E. Wheeler................................................              33,000                      220        1.4 %
                                                                     ----------------   ----------------------    ---------
All directors, nominees and executive officers as a group (13 people)1,031,966 (4) (9)              16,698 (9)       44.4 %
                                                                     ================   ======================    =========


(1) Derived from the Schedule 13D filed by Mr. Fedeli with the Securities and Exchange Commission on November 18, 1999, as amended.
(2) Derived from the Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000 by Steven A. Calabrese, CCAG Limited, RC Enterprises I, RC Enterprises II, David S. Calabrese, Eric M. Calabrese, and the AJC Marital Trust, as amended.
(3) Excludes 3,927 shares held by Mr. Jerome T. Osborne's spouse. Mr. Osborne disclaims beneficial ownership of those shares.
(4) Includes 29,920 shares over which Richard M. Osborne shares voting power with six other trustees of the Georgeanne S. Osborne Family Memorial Trust. Mr. Osborne disclaims beneficial ownership of the shares held by the Georgeanne S. Osborne Family Memorial Trust.
(5) Also includes 380,595 shares over which Richard M. Osborne has sole voting power as trustee of the Richard M. Osborne Trust, and 48,757 shares over which Mr. Osborne has sole voting power as manager of Turkey Vulture Fund XIII, Ltd., according to the amended Schedule 13D filed by Richard M. Osborne, the Richard M. Osborne Trust, and Turkey Vulture Fund XIII, Ltd. with the Securities and Exchange Commission on March 28, 2001. The Richard M. Osborne Trust has pledged 362,775 shares as security for borrowings. Failure to satisfy debt obligations secured by a pledge of GLB stock could result in adverse consequences to GLB's stock price because the lender's sale of GLB stock might not occur under orderly market conditions. A lender's exercise of its security interest could also result in a change in control of GLB.
(6) Under GLB's 1998 Stock Option and Incentive Plan, options to acquire 220 shares of GLB common stock were granted effective February 17, 1998 to each director of GLB who was not also an officer or employee of GLB or Great Lakes Bank. The options vested and became exercisable in five equal annual installments. The options have a term of ten years.
(7)      Does not exceed 1%.
(8) Includes 41,250 shares over which Mr. Pike has the right to exercise voting and investment power under a Limited Durable Power of Attorney granted to him on November 3, 1994 by each of his five brothers and sisters, each of whom owns 8,250 shares. The grantors of the Limited Durable Powers of Attorney retain the right to take any action Edward
         R. Pike as attorney in fact is authorized to take under the Limited Durable Power of Attorney.
(9) Shares beneficially owned and options held by all directors, nominees and executive officers as a group also include shares held by executive officer Cheryl Jean Mihitsch, and options held by Ms. Mihitsch to acquire common stock, of which 3,080 are exercisable.

         In the aggregate, Directors Jerome T. and Richard M. Osborne, their affiliates, and members of their immediate family own, control, and hold with power to vote more than 25% of GLB's common stock. Under the federal Change in Bank Control Act and Regulation Y of the Board of Governors of the Federal Reserve System, approval of the Federal Reserve is necessary to own, control, or hold with power to vote 25% or more of a bank holding company. For purposes of the Change in Bank Control Act and Regulation Y, a person is presumed to be acting in concert with and to own shares held by members of his immediate family. Regulation Y defines "immediate family" to include a person's parents, grandparents, siblings, children, grandchildren, relations by marriage, and others. Control of a bank holding company is also presumed to exist, and Federal Reserve approval under the Change in Bank Control Act and Regulation Y may also be necessary, if a person owns or seeks to acquire 10% or more of a bank holding company's shares. By letter dated May 12, 1998 the Federal Reserve Bank of Cleveland approved Director Jerome T. Osborne's filing under the Change in Bank Control Act and Regulation Y, which was submitted to the Federal Reserve Bank in anticipation of GLB's initial public offering of common stock completed later in May 1998 and registration of GLB's common stock under the Securities Exchange Act of 1934. The Federal Reserve Bank's May 12, 1998 approval allowed Jerome T. Osborne to retain ownership of up to 21.23% of GLB's shares, notwithstanding that his son, Director Richard M. Osborne, would retain ownership and control of a larger percentage of shares after completion of the initial public offering.

FIRST PROPOSAL -- ELECTION OF DIRECTORS

         Article III, Section 1 of GLB's regulations provides that the board may consist of no fewer than five and no more than twelve directors, the precise number being fixed or changed from time to time by majority vote of shareholders. The number of directors is currently fixed at eleven. At the annual meeting, the individuals identified below will be nominated to serve as directors for terms ending at the 2004 annual meeting of shareholders, or until their successors are elected and qualified. The board of GLB and the board of Great Lakes Bank are comprised of the same individuals, serving identical terms as directors of GLB and the bank.

                                                 DIRECTOR
NOMINEES                               AGE        SINCE       PRINCIPAL OCCUPATION IN THE LAST 5 YEARS
---------------------------------    -------    ----------    -------------------------------------------------------------
Umberto P. Fedeli................      42          2001       Umberto P. Fedeli is President and Chief Executive Office
                                                              of The Fedeli Group, an insurance brokerage and consulting firm in Independence, Ohio.  Mr. Fedeli was appointed a
                                                              director by the board at the annual meeting in 2001
Richard T. Flenner, Jr...........      60          1994       Richard T. Flenner has more than 35 years of experience in
President and Chief Executive                                 the banking industry in northeastern Ohio.  Mr. Flenner
Officer                                                       joined Great Lakes Bank in 1994 after its succession to the business of Great Lakes Commerce Bank.  Mr. Flenner is a
                                                              member of Leadership Lake County and a board member of
                                                              the Lake County Hospital Foundation
James V. Fryan...................      65          1995       James V. Fryan is the owner and operator of the "Goodtime
                                                              III" dinner and special occasion cruise ship operating out of
                                                              Cleveland, Ohio


                                                 DIRECTOR
NOMINEES                               AGE        SINCE       PRINCIPAL OCCUPATION IN THE LAST 5 YEARS
---------------------------------    -------    ----------    -------------------------------------------------------------
George C. Lott...................      69          1994       Following an approximately 35-year career in banking,
                                                              George C. Lott retired in 1995 as Executive Vice President of Great Lakes Bank.  He had served as a director, and since
                                                              1987 as Senior Executive Vice President, of Great Lakes
                                                              Commerce Bank
George X. Mechir.................      85          1994       George X. Mechir's career in banking began in 1962 with
                                                              Great Lakes Commerce Bank, where he served as President
                                                              and Chief Executive Officer at the time of his retirement.
                                                              Mr. Mechir had also been a director of Great Lakes
                                                              Commerce Bank.  Mr. Mechir is an attorney
Jerome T. Osborne................      80          1994       Jerome T. Osborne, Sr. is the founder and President of
                                                              Osborne, Inc., a concrete company headquartered in
                                                              Mentor, Ohio.  Richard M. Osborne, Vice Chairman, is
                                                              Jerome T. Osborne's son.  Although Jerome T. Osborne, Sr.
                                                              is Chairman of the Board and Richard M. Osborne is Vice
                                                              Chairman of the Board, neither of them serves as an officer or receives any compensation therefor
Richard M. Osborne...............      57          1994       Richard M. Osborne is President and Chief Executive
                                                              Officer of OsAir, Inc., Mentor, Ohio, a company he founded in 1963.  OsAir is a manufacturer of industrial gases for
                                                              pipeline delivery and a real estate property developer.
                                                              Jerome T. Osborne, Sr., Chairman of the Board, is Richard
                                                              M. Osborne's father.  Richard M. Osborne is a member of
                                                              the Independent Oxygen Manufacturers Association and the
                                                              National Welders' Supply Association.  He also serves as
                                                              director of one other company whose securities are
                                                              registered under the Securities Exchange Act of 1934.  See
                                                              "--Additional Information Concerning Directors," below
Edward R. Pike, Jr...............      44          1994       Edward R. Pike is the President of Ed Pike Lincoln-
                                                              Mercury, an automobile dealership located in Mentor, Ohio
Thomas J. Smith..................      58          1994       Thomas J. Smith is a director and the President and Chief
                                                              Operating Officer of Liberty Self-Stor, Inc.  Mr. Smith has
                                                              more than 20 years of direct banking experience.  From July of 1994 to May of 1995, he served as Treasurer of Great
                                                              Lakes Bank.  Mr. Smith is a Certified Public Accountant
Joseph T. Svete..................      66          1994       Joseph T. Svete is an attorney in private practice and
                                                              principal of the law firm Svete, McGee and Carrabine Co.,
                                                              LPA in Chardon, Ohio.  Mr. Svete is an investor in Turkey
                                                              Vulture Fund XIII, Ltd., an investment fund managed by
                                                              Director Richard M. Osborne


                                                 DIRECTOR
NOMINEES                               AGE        SINCE       PRINCIPAL OCCUPATION IN THE LAST 5 YEARS
---------------------------------    -------    ----------    -------------------------------------------------------------
Thomas E. Wheeler................      56          1994       Thomas E. Wheeler is President of Component Repair
                                                              Technologies, Inc., an aircraft engine company located in
                                                              Mentor, Ohio.  Mr. Wheeler is an investor in Turkey
                                                              Vulture Fund XIII, Ltd., an investment fund managed by
                                                              Director Richard M. Osborne

ADDITIONAL INFORMATION CONCERNING DIRECTORS

         Service as Director with Other Public Companies. Except as may be noted in this proxy statement, there are no family relationships among any of the directors or executive officers, and none of the directors or executive officers of GLB serves as a director of (1) a company with a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or (2) any investment company registered under the Investment Company Act of 1940. None of the directors or executive officers of GLB has been involved in any legal proceedings concerning bankruptcy, either individually or in respect of any businesses with which they have been involved, nor have any of such persons been convicted of any crime, excluding traffic violations and similar minor offenses.

         Mr. Richard M. Osborne has been an active investor in numerous other companies, including real estate investment trusts, an energy company, a convenience store chain and franchisor, an insurance firm and, from time to time, small and mid-sized bank and thrift institutions in Ohio and elsewhere, occasionally acquiring substantial stakes in these companies. As a result of these investments, Mr. Osborne is also a director, Chairman of the Board, and Chief Executive Officer of Liberty Self-Stor, Inc., a Maryland corporation and successor to Meridian Point Realty Trust '83, a real estate investment trust. Director Thomas J. Smith is also a director and the President and Chief Operating Officer of Liberty Self-Stor, Inc. Mr. Steven A Calabrese, an owner of more than 5% of GLB's stock, also serves as a director of Liberty Self-Stor, Inc. Located in Mentor, Ohio, Liberty Self-Stor, Inc. is a self-managed real estate investment trust that manages, acquires, develops, expands, and operates self-storage facilities. Liberty Self-Stor, Inc.'s common stock is registered under the Securities Exchange Act of 1934. Many of Mr. Osborne's investments are undertaken through entities, including Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company whose principal business is to acquire, hold, sell, and otherwise invest in all types of securities and other instruments. Mr. Richard M. Osborne is Turkey Vulture Fund XIII, Ltd.'s sole manager and majority owner. As sole manager of Turkey Vulture Fund XIII, Ltd., Mr. Osborne has exclusive voting power and investment power over shares held by Turkey Vulture Fund XIII, Ltd.

         Director Richard M. Osborne, Director Thomas J. Smith, and Mr. Steven
A. Calabrese have been proposed by a committee consisting of Mr. Osborne and another individual for election to the board of directors of Dairy Mart Convenience Stores, Inc. Known as the "Committee of Dissatisfied Dairy Mart Stockholders," the committee filed preliminary proxy soliciting material with the Securities and Exchange Commission on December 21, 2001, identifying seven individuals, including Directors Osborne and Smith and Mr. Calabrese, as proposed nominees for election to Dairy Mart's board. According to an amended
Schedule 13D beneficial ownership report filed on January 7, 2002 with the Securities and Exchange Commission by the committee, by each of the seven director nominees, and by Turkey Vulture Fund XIII, Ltd., Director Osborne and two other individuals jointly filed a lawsuit in Delaware on December 20, 2001 to compel Dairy Mart to hold a meeting of its stockholders, at which the committee would nominate its seven nominees for election to Dairy Mart's board. According to Dairy Mart's Form 10-K Annual Report for its Fiscal Year Ended February 2, 2002, on September 24, 2001 Dairy Mart and its subsidiaries filed in the United States Bankruptcy Court for the Southern District of New York voluntary petitions for protection under Chapter 11 of the U.S. Bankruptcy Code, and as a consequence all pending litigation against Dairy Mart is stayed automatically by section 362 of the Bankruptcy Code.

         Ownership of More than 5% of Another Public Company. GLB owns approximately 137,141 shares of the common stock of LNB Bancorp, Inc., an Ohio corporation and bank holding company whose securities are

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



registered under the Securities Exchange Act of 1934. Director Richard M. Osborne owns approximately 129,427 shares through a trust of which he is sole trustee. Based on the number of outstanding shares reported in LNB Bancorp's Form 10-Q Quarterly Report for the quarter ended September 30, 2002, GLB and the trust together own 6.1% of the 4,401,032 shares of LNB Bancorp, Inc. common stock outstanding as of November 13, 2002. They and Turkey Vulture Fund XIII, Ltd. jointly filed a Schedule 13D report of beneficial ownership of LNB Bancorp, Inc.'s shares with the Securities and Exchange Commission, last amended by Amendment No. 2 filed on June 20, 2002. Turkey Vulture Fund XIII, Ltd. declared in the Schedule 13D filing that, "[t]he Fund believes that there exists significant inherent value in [LNB Bancorp, Inc.] that remains unrealized by current management. To maximize the value of shareholders' investment in LNB, the Fund believes that the Board of Directors of LNB should retain an independent investment banking firm for the purpose of analyzing and reporting to the Board of Directors on strategic alternatives that may be appropriate in order to maximize the value of LNB's common stock. Such alternatives may include, but are not limited to, the sale of all or substantially all of LNB's assets or a merger or other business combination of LNB."

         Availability of Electronic Filings with the SEC. The Securities and Exchange Commission maintains an Internet web site containing reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission. The address of that site is http://www.sec.gov. This proxy statement is available on the SEC's web site. The Schedule 13D filings referred to above, and other filings with the Securities and Exchange Commission relating to or made by GLB, Liberty Self-Stor, Inc., LNB Bancorp, Inc., Dairy Mart, and other companies whose securities are registered under the Securities Exchange Act of 1934 are also available on the Securities and Exchange Commission's web site.

         Litigation. Great Lakes Bank is the defendant in National Fuel Resources, Inc. v. Great Lakes Bank, a civil action filed in 2001 in the United States District Court for the Northern District of Ohio (Case No. 1:01 CV2136). The plaintiff alleges that Great Lakes Bank wrongfully dishonored a letter of credit, which was issued on August 16, 2000 in the amount of $316,800 for the benefit of National Fuel Resources, Inc. Great Lakes Bank issued the letter of credit on behalf and at the request of Lightning Oil Co., Ltd., a company owned and controlled by Director Richard M. Osborne. When National Fuel Resources, Inc. attempted in August 2001 to draw upon the letter of credit, Great Lakes Bank was instructed by Lightning Oil Co., Ltd.'s lawyer to dishonor the letter of credit because Lightning Oil Co., Ltd. was seeking civil damages against National Fuel Resources, Inc. in an amount exceeding the amount of the letter of credit, in Lightning Oil Co. Ltd. v. National Fuel Resources, Inc., Case No. CA 01-54E (United States District Court for the Western District of Pennsylvania). Great Lakes Bank expects that the outcome of the Ohio litigation in which it has been named defendant will be determined by the outcome of the separate Pennsylvania litigation between Lightning Oil Co., Ltd. and National Fuel Resources, Inc., a case in which Great Lakes Bank is not involved. The outcome of the separate Pennsylvania litigation is likely to depend on which of Lightning Oil Co., Ltd.'s and National Fuel Resources, Inc.'s competing interpretations of their underlying contract will prevail. For that reason, further proceedings in the Ohio litigation await resolution of the separate Pennsylvania litigation. A preliminary ruling in the Pennsylvania case was made which is consistent with Lightning Oil Co.'s interpretation of the underlying contract. The preliminary ruling is expected to be confirmed and entered as a Final Order in the Pennsylvania litigation by mid-2003. When the preliminary ruling is affirmed and made final by the Pennsylvania court, the Ohio action against Great Lakes Bank is expected to be terminated with no liability to Great Lakes Bank.

MEETINGS OF THE BOARD AND COMMITTEES

         Board Meetings. GLB's board held 12 meetings in 2002. The board of Great Lakes Bank likewise held 12 meetings in 2002. The individuals who served in 2002 as directors of Great Lakes Bank and GLB attended at least 75% of (1) the total number of meetings of the board of each of GLB and Great Lakes Bank and (2) the total number of meetings held by all committees on which he or she served.

         Except for an Audit Committee, GLB's board has no board committees. The members of Great Lakes Bank's audit committee serve also on the Audit Committee of GLB's board. Neither GLB's nor Great Lakes Bank's board has a nominating committee. Nominations for director are made by GLB's board. Under Article II,
Section 3
of GLB's regulations, shareholders are entitled to submit nominations for director by following specified procedures. Among other things, these procedures require that the shareholder deliver to GLB's Secretary a written notice with the name, age, and business and residence address of each nominee, the nominee's principal occupation, and the number of GLB shares he or she beneficially owns. The written consent of the nominee to serve as a director must also be provided by the shareholder making the nomination. The information must be provided to the Secretary at least 30 days before the meeting called for the purpose of electing directors. A nomination made by a shareholder who does not comply with these procedures will be disregarded.

         Compensation Committee. The bank's Compensation Committee, which is comprised of Mr. Richard M. Osborne as Chairman and Directors Edward R. Pike and Thomas J. Smith, reviews the performance of managers, employees, and officers and recommends appropriate salaries, incentives, and benefits. The Compensation Committee held one meeting in 2002.

         Audit Committee. Under Article IV, Section 2 of GLB's regulations, the Audit Committee must consist of at least three directors who are not also officers or employees of GLB. The Audit Committee is required by regulations
Section 2 to (a) examine or superintend the examination or audit of GLB's assets, liabilities, and results of operations at least once each year, reporting the results to the board, and (b) recommend the selection of independent certified public accountants to conduct the annual financial examination or audit. The Audit Committee held four meetings in 2002.

         At the end of 1999 the National Association of Securities Dealers, Inc. amended its rules governing qualification of securities for trading on the Nasdaq National Market and the Nasdaq SmallCap Market, on which GLB's common stock trades. The NASD's amended rules provide that every company whose shares trade on Nasdaq must have an audit committee consisting solely of independent directors. The audit committee must have at least three members, and it must act according to a written charter adopted by the company. At least one member of the audit committee must have employment experience in finance or accounting, or professional certification in accounting, or financial sophistication derived from comparable background and experience. The Audit Committee charter was adopted by Great Lakes Bank's board on July 18, 2000. It too requires that the committee have at least three members, all of whom are independent and "free from any relationship that would interfere with the exercise of his or her independent judgment." The charter similarly requires that each member of the Audit Committee have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and that at least one member of the committee have "accounting or related financial management expertise." GLB believes that its Audit Committee composition satisfies the requirements of NASD rules, GLB's regulations, and the Audit Committee charter. The Securities and Exchange Commission and Nasdaq have very recently amended or proposed to amend their rules governing listing standards and disclosure of audit committee members' independence and financial expertise. Like other public companies, GLB is in the process of analyzing these enhanced disclosure and listing standards to determine what changes, if any, will be necessary in the composition of the Audit Committee or in the Audit Committee charter.

         Audit Committee Independence. The Audit Committee consists of Directors George C. Lott, George X. Mechir, Joseph T. Svete, and Thomas E. Wheeler. Mr. Svete is Chairman of the Audit Committee. Crowe, Chizek and Company LLP was engaged on November 14, 2000 to supplement GLB's and the bank's internal auditing function. In the opinion of GLB's board, Directors Lott, Mechir, Svete, and Wheeler do not have a relationship with GLB or the bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them is or has for the past three years been an employee of GLB or Great Lakes Bank, and no immediate family members of any of them is or has for the past three years been an executive officer of GLB or the bank. None of them has made payments to GLB or Great Lakes Bank in the past three years in an amount exceeding $200,000. In the opinion of GLB's board, Directors Lott, Mechir, Svete, and Wheeler are "independent directors," as that term is defined in Rule 4200(a)(15) of the NASD's rules.

         Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this proxy statement:

                  The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2002 and has discussed the audited financial statements with management. The Audit Committee has also discussed with KPMG LLP, GLB's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence), and has discussed with KPMG LLP the independent accountants' independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in GLB's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                  Submitted by the Audit Committee
                  George C. Lott
                  George X. Mechir
                  Joseph T. Svete
                  Thomas E. Wheeler

REMUNERATION OF DIRECTORS

         Directors do not receive cash compensation for their service as GLB directors in addition to cash compensation they receive for their service as Great Lakes Bank directors. In 2002, directors other than Richard T. Flenner, Jr., Thomas J. Smith, and Richard M. Osborne received the sum of $250 for each meeting of the board of Great Lakes Bank attended, and $100 for each meeting of the Audit Committee, the Asset/Liability Committee and the Compensation Committee attended. Directors Richard T. Flenner, Jr., Thomas J. Smith, and Richard M. Osborne received no cash compensation for their service as directors. Under GLB's 1998 Stock Option and Incentive Plan, options to acquire 220 shares of GLB common stock were granted effective February 17, 1998 to each director of GLB who was not also an officer or employee of GLB or Great Lakes Bank. The exercise price of those options is $11.82 per share. The 1998 Stock Option and Incentive Plan provides for an automatic grant of options on similar terms to any other nonemployee director elected or appointed after the February 17, 1998 adoption of the 1998 Stock Option and Incentive Plan, but during the term of the plan. Mr. Fedeli therefore received a similar option to acquire 220 shares of GLB common stock effective upon his appointment as a director on April 24, 2001. The exercise price is $7.27 per share.

EXECUTIVE OFFICERS OF GLB

NAME                           AGE      PRINCIPAL OCCUPATION IN THE LAST 5 YEARS
--------------------------    ------    --------------------------------------------------------------------------------
Richard T. Flenner, Jr.         60      See above
President and Chief
Executive Officer
Cheryl J. Mihitsch              54      Cheryl J. Mihitsch joined Great Lakes Bank in May 1995 as Controller.  With
Treasurer                               more than 20 years of experience in banking, Ms. Mihitsch has had responsibility for back office checking
                                        system operations, IRA and certificate
                                        processing, staff training for new
                                        online computer operations, budgeting
                                        and strategic planning, regulatory
                                        reporting, and financial accounting and
                                        reporting. As Treasurer of GLB, she is
                                        GLB's principal accounting and principal
                                        financial officer. Ms. Mihitsch was
                                        previously President and Treasurer of
                                        Quota International of Lake County, a
                                        women's service organization



NAME                           AGE      PRINCIPAL OCCUPATION IN THE LAST 5 YEARS
--------------------------    ------    --------------------------------------------------------------------------------
Anthony Coniglio                53      Mr. Coniglio has worked in the banking and financial business for more than
Senior Vice President                   30 years, holding various positions in retail, commercial, and mortgage banking. Before joining Great Lakes Bank
                                        in July 2002, Mr. Coniglio served for
                                        more than 20 years with a major bank
                                        headquartered in Cleveland, serving most
                                        recently as Vice President for consumer
                                        lending. Mr. Coniglio currently serves
                                        on his church council and financial
                                        committee

EXECUTIVE COMPENSATION

         None of GLB's executive officers receives any cash remuneration from GLB in addition to compensation received for service to Great Lakes Bank. Because GLB's business is expected to consist for the foreseeable future of acting merely as the holding company for Great Lakes Bank, GLB expects that no separate cash compensation will be paid to officers of GLB in addition to compensation paid to them by Great Lakes Bank.

         The following table shows the annual compensation of the President and Chief Executive Officer for services in all capacities to Great Lakes Bank for the fiscal years ended December 31, 2002, 2001, and 2000. No other executive officer of Great Lakes Bank received salary and bonus exceeding $100,000 in 2002.

                                                     SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                  ------------------------------------------
                                    ANNUAL COMPENSATION                     AWARDS               PAYOUTS
                            ------------------------------------  ---------------------------- -------------
                                                                                     ($)          (#)
                                                                      ($)        RESTRICTED   SECURITIES      ($)          ($)
NAME AND                                    ($)         ($)      OTHER ANNUAL       STOCK     UNDERLYING     LTIP       ALL OTHER
PRINCIPAL POSITION            YEAR      SALARY (1)     BONUS     COMPENSATION      AWARDS       OPTIONS     PAYOUTS   COMPENSATION
------------------------    --------    -----------  ---------  --------------  ------------ ------------- ---------- -------------
Richard T. Flenner, Jr.,    2002        $   125,000  $   2,500        (2)            --              8,250    --      $   3,729 (3)
President and Chief         2001        $   103,000  $   1,500        (2)            --              5,500    --      $   3,064
Executive Officer           2000        $    97,000  $   1,500        (2)            --                 --    --      $   2,781

(1) Includes amounts deferred at the election of the named executive officers under the bank's 401(k) plan.
(2) Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus.
(3) Represents matching contributions by the bank to the officer's 401(k) plan account.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table shows stock option grants in the year ended December 31, 2002 to the individual(s) identified in the Summary Compensation Table above.

                                         INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------------
                               NUMBER OF        PERCENT OF TOTAL     EXERCISE
                              SECURITIES        OPTIONS GRANTED        PRICE
                              UNDERLYING        TO EMPLOYEES IN         PER
NAME                        OPTIONS GRANTED        FISCAL YEAR         SHARE       EXPIRATION DATE
------------------------    ----------------    -----------------   -----------   -----------------
Richard T. Flenner, Jr..               8,250                 53 %   $     9.091   January 15, 2012


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The table below shows the number of shares of GLB common stock acquired in 2002 or acquirable by exercise of options by the individual(s) named in the Summary Compensation Table. The table also indicates the extent to which such options were exercisable at December 31, 2002, as well as the approximate value of options based on the fair market value of the GLB common stock at December 31, 2002.

                              NUMBER OF
                           SHARES NUMBER OF SECURITIES
                             ACQUIRED ON      DOLLAR VALUE      UNDERLYING UNEXERCISED OPTIONS        DOLLAR VALUE OF IN-THE-MONEY
                               EXERCISE         REALIZED              AT FISCAL YEAR END             OPTIONS AT FISCAL YEAR END (1)
                            --------------    -------------    ---------------------------------    --------------------------------
NAME                                                            EXERCISABLE      UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
-------------------------   --------------    -------------    -------------    ----------------    -------------    ---------------
Richard T. Flenner, Jr...         0           $           0        8,800             15,950         $       7,910    $        16,815


(1) In general, a stock option is "in-the-money" when the stock's fair market value exceeds the option exercise price. The value of unexercised options equals the estimated fair market value of a share acquirable by exercise of an option, less the exercise price, multiplied by the number of shares acquirable by exercise of the options. GLB common stock is quoted on the Nasdaq SmallCap Market under the symbol "GLBK." Solely for purposes of the preceding table and for no other purpose, GLB has estimated the per share market value of the GLB common stock at December 31, 2002 as $9.50. The foregoing figure is an estimate only. The estimate does not necessarily reflect the price shareholders may obtain upon sale of their stock or the price at which shares of GLB common stock may be acquired, nor should such estimate be taken to represent management or the board of directors' estimate of the intrinsic value or appropriate market value of the shares of GLB common stock.

         Options granted under the 1998 Stock Option and Incentive Plan generally have terms of ten years and become exercisable in five equal annual installments, the first 20% becoming exercisable on the first anniversary of the date of grant. The exercise price of stock options is generally the fair market value of GLB common stock on the date the stock option is granted. The 1998 Stock Option and Incentive Plan provides that options not yet exercisable become exercisable in full if (a) a tender offer or exchange offer for shares of GLB common stock is commenced or (b) shareholders of GLB approve an agreement whereby GLB will cease to be an independent company or whereby GLB agrees to a sale of all or substantially all of its assets.

         Neither the bank nor GLB has written employment agreements with executive officers, but GLB entered into a Change of Control Agreement on February 3, 2003 with President and CEO Richard T. Flenner. The agreement provides for severance compensation if two conditions are satisfied --

         1)       a change in control occurs, and
         2) Mr. Flenner is involuntarily terminated within nine months after the change in control or he voluntarily terminates employment for "good reason" within nine months after the change in control.

         The severance compensation will be paid within 90 days after termination of employment. The amount of the severance compensation is twice Mr. Flenner's annual salary. No severance compensation is due if termination is for cause. Likewise, no severance compensation is due if termination of employment is a result of termination by governmental action or termination because of Mr. Flenner's disability.

         The term "change in control" can be defined in a variety of ways from one corporation to the next and from one benefit plan to the next. Under the severance agreements, a change in control means any of the following events occur --

         o Merger: GLB merges into or consolidates with another corporation, or merges another corporation into GLB, with the result in either case that less than a majority of the total voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were GLB shareholders immediately before the merger or consolidation, or

         o Acquisition of Significant Share Ownership: a person or group of persons acting in concert acquires the power to vote 50% or more of GLB's common stock, or

         o Sale of Assets: GLB sells to a third party substantially all of its assets.

         If the executive terminates employment for "good reason" within nine months after a change in control, he will be entitled to severance benefits just as if he were terminated involuntarily and without cause. Under the Change of Control Agreement, "good reason" means an adverse change in status, title, responsibilities, or work environment, a reduction in salary or bonus compensation, relocation to a new work location more than 20 miles from Mentor, Ohio, or failure to continue providing to Mr. Flenner the benefits he received before the change in control.

RETIREMENT PLAN INFORMATION

         In late 1997 Great Lakes Bank adopted a retirement plan under Internal Revenue Code of 1986 Section 401(k). The "GLB 401(k) Salary Reduction Plan and Trust" provides that participants may elect to defer up to 15% of their salary for investment in various accounts designated by the participant. Deferred salary is invested for the account of plan participants by the administrator of the 401(k) plan. All employees over age 21 who have at least one year of service (of 1,000 hours or more) are participants in the 401(k), although each participant elects whether to defer salary under the 401(k) plan. Great Lakes Bank makes discretionary matching contributions up to 50% of participants' contributions, but no matching contributions are made for salary deferrals exceeding 6% of a participant's salary. Matching contributions vest ratably over a five-year period, also becoming fully vested upon death or disability of the participant.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         Great Lakes Bank's authority to extend credit to executive officers, directors and greater than 10% shareholders (a "principal shareholder"), as well as entities controlled by them, is subject to sections 22(g) and 22(h) of the Federal Reserve Act and Regulation O adopted by the Board of Governors of the Federal Reserve System. Among other things, Regulation O demands that loans to these insiders be made on terms substantially similar to those offered to unaffiliated individuals, places limits on the amount of loans a bank may make to insiders based in part on the bank's capital position, and requires that certain approval procedures be followed for insider loans. Under section 22(h), loans to an insider may not, when combined with all other outstanding loans to the insider and affiliated entities, exceed the bank's loans-to-one-borrower limit, which in general terms means 15% of capital. Section 22(h) also prohibits loans exceeding the greater of 5% of capital or $25,000 to insiders and their respective affiliates unless the loans are approved in advance by a majority of the board of directors, with interested directors not participating in the voting.

         In addition, the FDIC imposed non-standard conditions as part of the FDIC's June 14, 1994 approval of the succession of Great Lakes Bank to the business of Great Lakes Commerce Bank. The FDIC's non-standard conditions provide that neither Mr. Jerome T. Osborne, Sr. nor Mr. Richard M. Osborne may

         o        act as an executive officer or operating officer of Great
                  Lakes Bank,
         o assume a title normally associated with executive or operating officer status, or
         o receive compensation from the bank (other than fees for service on the board of directors, to the same extent other directors receive such fees, and except that the bank may pay to the chairman of the board fees for board service of up to $10,000 per year over that paid to other directors).

The non-standard conditions also provide that Great Lakes Bank may not extend to Richard M. Osborne or Jerome T. Osborne, Sr., to all other Osborne family members, or to any financial interest of an Osborne family member, direct or indirect credit representing, in the aggregate, more than 25.0% of tier 1 capital. The FDIC agreed in 2002 to revise the lending condition. As revised, loans to Osborne family members are no longer subject to the aggregate lending limitation, unless the loans are business loans.

         During 2002, certain directors and executive officers of the GLB and Great Lakes Bank, and their associates, were customers of and had banking transactions with Great Lakes Bank in the ordinary course of business. GLB expects that these relationships and transactions will continue in the future. All loans and commitments to lend included in these transactions were made and will be made in the future on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by GLB or Great Lakes Bank. The existing transactions do not involve more than the normal risk of collectability or present other unfavorable features.

         Great Lakes Bank leases its property at 58 South Park Place, Painesville, Ohio, from Liberty Self-Stor, Inc., an affiliate of Richard M. Osborne. The annual base rent is $32,400 ($12 per square foot). The bank is also responsible for real estate taxes, assessments and insurance on the facility. The lease has a term of ten years. The lease is renewable for an additional ten-year term with an annual rental increased by 10% from the original rental term. The bank obtained an independent appraisal supporting the fairness of the lease terms.

         In 1998 Great Lakes Bank sold the property at 28500 Chardon Road, Willoughby Hills, Ohio to Collinwood Properties Co., LLC, a limited liability company controlled by an affiliate of Michael Osborne, brother of Vice Chairman Richard M. Osborne and son of Chairman Jerome T. Osborne. Chairman Osborne is also an investor in Collinwood Properties Co., LLC. The bank leases the property from Collinwood Properties Co., LLC under a September 16, 1998 Lease Agreement having a term of ten years and an option to renew for an additional ten years. Monthly rent paid by the bank is approximately $2,900, plus taxes and utilities. The bank did not obtain an independent appraisal supporting the fairness of the lease terms or the sale price. Nevertheless, in the opinion of management, the terms and conditions of the sale and the leaseback transaction are at least as favorable to GLB and the bank as those that would have applied in a similar transaction with an unrelated third party.

         In 2001 Great Lakes Bank entered into a lease for branch property in Mayfield Heights, Ohio with C.R. Green, L.P., an Ohio limited partnership and affiliate of Vice Chairman Richard M. Osborne and Mr. Steven A. Calabrese, who owns more than 5% of GLB's common stock. The annual base rent is $75,625 ($27.50 per square foot) during the first through fifth lease years, and $30 per square foot during the sixth through tenth lease years. The bank is also responsible for real estate taxes, assessments, and insurance on the facility. The lease is renewable for an additional ten-year term, with a 15% increase for the first through fifth years and a 10% increase for the sixth through tenth years. The bank obtained an independent appraisal supporting the fairness of the lease terms.

         In 2001 Great Lakes Bank entered into a lease for branch property in Concord, Ohio with Madison/Route 20, LLC, an Ohio limited partnership and also an affiliate of Vice Chairman Richard M. Osborne and Mr. Steven A. Calabrese. The annual base rent is $4,792 ($20.00 per square foot) during the first through fifth lease years, and $22.50 per square foot during the sixth through tenth lease years. The bank is also responsible for real estate taxes, assessments, and insurance on the facility. An independent appraisal firm provided to Great Lakes Bank at its request a limited lease analysis so that Great Lakes Bank could estimate a market rental rate. Based on comparisons to other properties in the area, the limited lease analysis estimated a rental range of $20 to $24 per square foot. Taking this and other factors into account, management believes that the terms and conditions of the lease are at least as favorable to GLB and the bank as those that would have applied in a similar transaction with an unrelated third party.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE IDENTIFIED NOMINEES TO SERVE AS DIRECTORS UNTIL THE 2004 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

SECOND PROPOSAL-- INCREASING BY 51,000 THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 1998 STOCK OPTION AND INCENTIVE PLAN

         What is the Stock Option Plan's Purpose? Approved by shareholders at the 1998 annual meeting on February 17, 1998, the 1998 Stock Option and Incentive Plan's purpose is to advance GLB's long-term interests by giving key employees and directors additional incentive to promote GLB's success and to remain in GLB's service. The plan gives these persons the opportunity to acquire additional equity interests in GLB, aligning their interests with those of other shareholders.

         We Seek Shareholder Approval to Increase the Number of Shares Authorized for Issuance under the 1998 Stock Option and Incentive Plan. On February 18, 2003 the board approved an amendment that would increase the number of shares available for issuance under the plan, but the proposed amendment will not become effective unless it is approved by shareholders. The proposed amendment will not result in any new plan benefits to GLB's directors, officers, or employees, other than the opportunity to receive additional stock-based awards under the plan. We propose that the maximum number of shares of GLB common stock issuable under the 1998 Stock Option and Incentive Plan be increased from 110,000 shares to 161,000 shares to support future stock option grants. We propose to amend the first sentence of section 5 of the plan to state as follows --

         "Subject to adjustment by the operation of Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 161,000, plus any Shares surrendered to the Corporation in payment of the exercise price of Options or Rights issued under the Plan."

Except as specifically provided in this second proposal, the 1998 Stock Option and Incentive Plan will remain in effect without change. A copy of the plan, as amended to date, is attached to this proxy statement as Appendix A.

         We have not planned a specific use for the additional shares. Rather, the shares available for the grant of options under the plan have been depleted over the years, so we seek to ensure that an ample reserve of shares exists for the remaining five years in which options may be granted under the 1998 Stock Option and Incentive Plan.

         What Kinds of Option Awards May Be Made under the Stock Option Plan? Awards under the plan may take the form of stock option grants, stock appreciation rights, restricted stock grants, and performance share awards, but stock options only have been awarded to date. The plan allows for the award of Incentive Stock Options (ISOs) qualifying for favored tax treatment under section 422 of the Internal Revenue Code of 1986, as well as Nonqualified Stock Options (NQSOs). When an ISO is exercised, the holder recognizes no taxable income, and GLB can claim no compensation expense deduction. NQSOs are options that are not entitled to favored tax treatment under the Internal Revenue Code. When an NQSO is exercised, the holder recognizes taxable income on the difference between the price paid for the shares acquired by exercising the option and the fair market value of the shares purchased, and GLB is entitled to a compensation expense deduction. Because the exercise price of options granted under the plan is the fair market value of GLB common stock on the date of grant, there are no federal tax consequences to the recipient of the option or to GLB when an option is granted.

         Who Is Eligible to Receive Awards under the Stock Option Plan? Officers and directors of GLB and Great Lakes Bank are eligible for awards. The committee administering the plan determines the persons to whom awards are made, but each director who is not an employee of GLB or Great Lakes Bank is entitled to receive a single grant of options to acquire 220 shares of GLB common stock. This automatic grant is made on March 1 to any nonemployee director who has not already received an automatic grant of options.

         Who Administers the Stock Option Plan? The committee administering the plan is Great Lakes Bank's Compensation Committee. Within plan limits, the committee has sole discretion and authority to determine the number of shares acquirable by exercise of an option, the term of the option, the option exercise price, and whether the option shall be an ISO or an NQSO.

         What Are the Basic Terms of Options Granted under the Plan? According to the plan, no option may have a term exceeding 10 years, the exercise price of an option may not be less than the fair market value of GLB common stock on the date the option is granted, and no options may be granted after February 17, 2008. Under plan Section 6, no individual may receive options to acquire more than 50% of the total shares for which options may be granted under the plan, a nonemployee director may receive options to acquire no more than 5% of the total shares for which options may be granted under the plan, and all nonemployee directors as a group may receive options to acquire no more than 30% of the total shares for which options may be granted under the plan.

         Special rules apply to ISOs. An ISO may be granted to employees only. In the case of ISOs granted to any person who owns more than 10% of GLB's stock, the term of the option may not exceed five years, and the option exercise price must be at least 110% of the fair market value of GLB stock on the date the option is granted. In addition, the aggregate fair market value, determined at the time of the ISO grant, of GLB common stock for which ISOs are exercisable for the first time under the terms of the plan during any calendar year cannot exceed $100,000.

         Options generally become vested and exercisable over a five-year period in equal annual increments, the first 20% becoming vested and exercisable one year after the date the option is granted. But all options become fully vested and exercisable if (a) a tender offer or exchange offer for shares of GLB common stock is commenced or (b) shareholders of GLB approve an agreement whereby GLB will cease to be an independent company or whereby GLB agrees to a sale of all or substantially all of its assets.

         Options generally are not transferable during an option holder's lifetime. An option holder generally has three months to exercise unexpired options after terminating service. But if termination of service is a result of the option holder's death, the person to whom the option was transferred by will or by the laws of descent and distribution generally has one year to exercise options.

         How Is the Option Exercise Price Paid? An exercisable option may be exercised in whole or in part. Options may be exercised by payment of the exercise price in cash or by delivering shares of GLB common stock having a fair market value equal to the exercise price.

         How Many Options to Acquire GLB Common Stock Are Outstanding and How Many More Options May Be Granted? As adjusted for a 2-for-1 stock split on March 17, 1998 and a 10% stock dividend paid on September 17, 2002, a total of 110,000 shares of GLB common stock are reserved for issuance upon exercise of stock options granted under the 1998 Stock Option and Incentive Plan. Options to purchase an aggregate of 59,465 shares of GLB common stock are outstanding. Options to acquire no more than 49,935 shares of GLB common stock remain available for future grants under the plan. But shares subject to options that expire unexercised or that are terminated or cancelled also become available for subsequent option grants.

         Since the stock option plan became effective in 1998, 110,000 shares are or have been reserved for issuance under stock options granted through March 5, 2003. Of those shares, 600 have been acquired by option exercises. Shares subject to options that expire unexercised or that are terminated or cancelled become available for additional option grants. Options to acquire 9,100 shares have expired unexercised or have been terminated or cancelled since the plan became effective in 1998. Of the total 110,000 shares --

         o GLB's current executive officers as a group have received options to acquire an aggregate of 49,200 shares. Of these, President and CEO Richard T. Flenner has received options to acquire 32,250 shares, Ms. Mihitsch, Treasurer, has received options to acquire 13,800 shares, and Mr. Coniglio has received options to acquire 3,150 shares,
         o the ten directors of GLB who are not employees of GLB or Great Lakes Bank have received options to acquire an aggregate of 2,200 shares,
         o the eleven director nominees have received options to acquire an aggregate of 34,450 shares, and
         o all employees of GLB or Great Lakes Bank as a group (18 people), including officers who are not executive officers of GLB or the bank, have received options to acquire an aggregate of 57,265 shares.

         The following table shows the number of shares of GLB common stock that may be acquired by exercise of options, including options issued under the 1998 Stock Option and Incentive Plan, which was approved by GLB shareholders. The 1998 Stock Option and Incentive Plan is the only arrangement -- or "equity compensation plan" -- of GLB providing for issuance of GLB common stock by exercise of options, warrants, or rights.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                             NUMBER OF SECURITIES REMAINING
                                         NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                                         BE ISSUED UPON EXERCISE      EXERCISE PRICE OF        UNDER EQUITY COMPENSATION
                                         OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     PLANS (EXCLUDING SECURITIES
                                           WARRANTS AND RIGHTS       WARRANTS AND RIGHTS        REFLECTED IN COLUMN (A))
                                         ------------------------    --------------------    ------------------------------
                                                   (A)                         (B)                       (C)
                                         ------------------------    --------------------    ------------------------------
Equity compensation plans approved by
security holders:
         All plans, including the 1998
         Stock Option and Incentive
         Plan (1)....................                      59,465    $               9.27                        49,935 (1)
         The 1998 Stock Option and
         Incentive Plan only.........                      59,465    $               9.27                        49,935 (1)
Equity compensation plans not approved
by security holders..................                       - 0 -                     N/A                             - 0 -


(1) Does not take into account the 51,000 additional shares to be reserved for issuance under the 1998 Stock Option and Incentive Plan if the proposal to increase the number of shares reserved for issuance is approved.

         Traded on the Nasdaq SmallCap Market under the symbol "GLBK," the closing price of GLB common stock on March 5, 2003 was $10.10 per share.

         How May the Stock Option Plan Be Amended? Amendment of the plan is governed by section 17 of the plan. The board of directors generally has authority to amend any or all provisions of the plan. However, approval of shareholders is necessary to --

         o increase the aggregate number of shares with respect to which awards may be made (except under section 11 as a result of changes in GLB's capitalization, as for example changes arising out of stock dividends and stock splits),

         o materially increase the benefits accruing to plan participants,

         o materially change the eligibility requirements for participation in the plan, or

         o change the class of persons eligible to participate in the plan.

         Other Recent Amendments of the 1998 Stock Option and Incentive Plan. On August 20, 2002 the board of directors amended Section 4 of the plan, which had limited to 15,400 the maximum number of shares for which options may be granted in any one year. As amended, the plan imposes no limits on the number of option awards that may be made in any one year.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" INCREASING BY 51,000 THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 1998 STOCK OPTION AND INCENTIVE PLAN

THIRD PROPOSAL -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The independent auditor of GLB since its inception in 1997 has been KPMG LLP. Upon the recommendation of the Audit Committee, KPMG LLP has been appointed by the board, subject to shareholder ratification, to continue in such capacity for the current fiscal year ending December 31, 2003. KPMG LLP is considered by the board to be highly qualified.

         One or more representatives of KPMG LLP are expected to be present at the annual meeting. The representative of KPMG LLP will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

         Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP for the audit of GLB's annual financial statements for the year ended December 31, 2002 and for KPMG's reviews of the financial statements included in GLB's Forms 10-QSB filed with the Securities and Exchange Commission during 2002 were $61,100.

         Financial Information Systems Design and Implementation Fees. In 2002 KPMG LLP performed no services and therefore billed no fees relating to operating or supervising the operation of GLB's information systems or local area network or for designing or implementing GLB's financial information management systems.

         All Other Fees. The aggregate fees billed for other services rendered to GLB by KPMG LLP in 2002, including tax preparation services, were $7,700.

         Auditor Independence. The audit committee of the board believes that the non-audit services provided by KPMG LLP are compatible with maintaining the auditor's independence. To the best of GLB's knowledge, none of the time devoted by KPMG LLP on its engagement to audit GLB's financial statements for the year ended December 31, 2002 is attributable to work performed by persons other than full-time, permanent employees of KPMG LLP.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS GLB BANCORP, INC.'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003

SHAREHOLDER PROPOSALS

         The proxy is solicited by management and confers discretionary authority to vote on any matters that properly come before the annual meeting or any adjournments thereof. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly presented at the 2003 annual meeting, the persons named as proxies will vote thereon in accordance with their best judgement.

         Shareholders desiring to submit proposals for inclusion in the proxy materials of GLB Bancorp, Inc. for the 2004 annual meeting must submit the proposals to GLB at its executive offices no later than November 16, 2003. GLB will not be required to include in its proxy statement or form of proxy for the 2004 annual meeting a shareholder proposal that is received after that date or that otherwise fails to meet requirements for shareholder proposals established by Securities and Exchange Commission regulations.

         If a shareholder intends to present a proposal at the 2004 annual meeting without seeking to include the proposal in GLB's proxy materials for that meeting, the shareholder must give advance notice to GLB. The shareholder must give notice at least 45 days before the date in 2004 corresponding to the mailing date of this proxy statement for the 2003 annual meeting. This proxy statement is being mailed to shareholders on or about March 17, 2003. Accordingly, a shareholder who desires to present a proposal at the 2004 annual meeting without seeking to include the proposal in GLB's proxy materials for that meeting should provide notice of the proposal to GLB no later than January 31, 2004. If the shareholder fails to do so, GLB's management proxies for the 2004 annual meeting will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in GLB's proxy materials.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires GLB's directors and executive officers, as well as persons who own more than 10% of a registered class of GLB's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of GLB stock. Based solely on review of the copies of such reports furnished to GLB and written representations to GLB, to GLB's knowledge all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2002.

                                  MISCELLANEOUS

         The persons named in the proxy will vote all properly executed proxies. If a shareholder specifies on such proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications. If no choice is specified, the proxy will be voted FOR election of the nominees identified herein, FOR amendment of the 1998 Stock Option and Incentive Plan to increase the number of shares authorized for issuance, and FOR ratification of GLB's independent auditor.

         Other Business. The board is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters properly come before the Annual Meeting, for example matters relating to the conduct of the Annual Meeting, proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

         Costs of Solicitation. In addition to solicitation of proxies by mail, directors, officers, and regular employees may solicit proxies personally or by telephone without receiving additional compensation. Costs of solicitation will be borne by GLB. GLB will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them to send proxy materials to the beneficial owners of GLB common stock.

         Availability of GLB's Annual Report for the Year Ended December 31, 2002. GLB's Annual Report to Shareholders has been mailed to all persons who were shareholders as of the close of business on March 4, 2003. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to GLB's Secretary. The Annual Report is not part of these proxy soliciting materials and is not incorporated in this proxy statement by reference.

         A COPY OF GLB'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 4, 2003 AND WHO SUBMIT A WRITTEN REQUEST FOR A COPY TO MS. CHERYL JEAN MIHITSCH, ACTING CORPORATE SECRETARY, GLB BANCORP, INC., 7001 CENTER STREET, MENTOR, OHIO 44060

         Householding. If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. Known as "householding," this practice reduces GLB's printing and postage costs. However, if you wish to receive a separate annual report or proxy statement in the future, you should contact your broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record. Shareholders who share an address to which a single annual report or proxy statement is delivered may orally or in writing request a separate copy of the annual report or proxy statement. GLB will deliver the separate annual report or proxy statement promptly at your request.


         WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND CAST YOUR VOTE IN PERSON.

                                                                    APPENDIX A
                                GLB BANCORP, INC.
                      1998 Stock Option and Incentive Plan
                       (as amended through March 17, 2003)
   (share figures in Sections 5 and 19 are adjusted for stock splits and stock dividends through March 17, 2003)

         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its shareholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

         2. Definitions. The following definitions are applicable to the Plan:

         "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

         "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or other property or securities, or any combination thereof, as provided in the Plan.

         "Award Agreement" - means the agreement evidencing the grant of an Award made under the Plan.

         "Bank" - means Great Lakes Bank, and any successor entity.

         "Cause" or "cause" - means, in connection with termination or cessation of service as a director, officer or employee of the Corporation or an Affiliate, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

         "Code" - means the Internal Revenue Code of 1986, as amended.

         "Committee" - means the Committee referred to in Section 3 hereof.

         "Continuous Service" - means the absence of any interruption or termination of service as a director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option "Continuous Service" means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor.

         "Corporation" - means GLB Bancorp, Inc., an Ohio corporation.

         "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

         "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

         "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share which, upon grant, the Committee determines shall be used to calculate the aggregate value a Participant shall be entitled to receive pursuant to Sections 9 or 12 hereof upon exercise of such Right.

         "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option that does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

         "Market Value" - means the average of the high and low quoted sales prices on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc. Automated Quotations System or bulletin board, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Board of Directors shall determine.

         "Non-Employee Director" - means a director who (a) is an outside director, as defined in Section 162(m) of the Code, and (b) is a Non-Employee Director, as defined in Rule 16b-3(b)(3) of the Securities and Exchange Commission or any successor rule thereto.

         "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which does not qualify, for any reason, as an Incentive Stock Option under Section 422(b) of the Code.

         "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

         "Participant" - means any director, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award and any director of the Corporation who is granted an Award pursuant to
Section 19 hereof.

         "Plan" - means the 1998 Stock Option and Incentive Plan of the Corporation.

         "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, a Right or another Option.

         "Restricted Stock" - means Shares awarded to a Participant by the Committee pursuant to Section 10(a) hereof.

         "Right" - means a Stock Appreciation Right.

         "Shares" - means the shares of Common Stock of the Corporation, without par value.

         "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

         3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Corporation, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

         Without in any way limiting the authority of the Committee under the terms of the Plan, the Committee may provide in any Award Agreement that the recipient of the Award shall maintain in confidence the amount and terms of his or her award, except as disclosure thereof may be required under applicable law. An Award shall be subject to forfeiture at the Committee's discretion for violation of the confidentiality provisions of an Award Agreement, except insofar as such Award relates to Options or Rights that have been exercised or Shares that have become vested by lapse of any applicable restrictions.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. Eligibility. The Committee may select from time to time Participants in the Plan from those directors, officers and employees of the Corporation or its Affiliates who, in the opinion of the Committee, are responsible for or contribute to the management, growth and profitability of the Corporation and its Affiliates.

         5. Shares Subject to Plan. Subject to adjustment by the operation of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 110,000, plus any Shares surrendered to the Corporation in payment of the exercise price of Options or Rights issued under the Plan. The Shares with respect to which Awards may be made under the Plan may be authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares that are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right that terminates. New Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

         6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:
(i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. Notwithstanding the foregoing, no individual shall be granted Awards with respect to more than 50% of the total shares subject to the Plan, and no director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total Shares subject to the Plan. All directors who are neither officers or employees of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total Shares subject to the Plan. No Awards shall vest and become exercisable earlier than one year from the date the Plan is approved by shareholders of the Corporation. No Awards shall vest and become exercisable at a rate in excess of 20% per year beginning from the date of grant.

         Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

         7. Exercise of Options or Rights.

         (a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right.

         (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either
(i) in cash (including check, bank draft or money order) or (ii) by delivering
(A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

         (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death or disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation; provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

         (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right as set forth in paragraph (c) of this Section 7, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules there under, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

         8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

         9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

         10. Restricted Stock and Performance Awards.

         (a) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                  (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Corporation. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

                  (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon Termination of Service during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited to the Corporation; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

         (b) Performance Awards. The Committee is hereby authorized to grant performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance Award granted and the amount of any payment or transfer to be made pursuant to any performance Award shall be determined by the Committee.

         11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Creation of a class of Serial Preferred Stock or issuance of such shares hereafter shall not be deemed to constitute a change requiring adjustment under this Section.

         12. Effect of Merger and Change in Control.

         (a) Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all shareholders of the Corporation (except to the extent that dissenting shareholders may be entitled, under statutory provisions or provisions contained in the articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

         (b) Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 12(b) shall be deemed a "change in control": (i) any third person, including a "group," as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast (other than any person or group owning 25% or more of the Common Stock as of the date of adoption of the Plan, and other than any person who, together with members of his immediate family, owns 25% or more of the Common Stock as of the date of adoption of the Plan), (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent, publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. Upon a change in control, unless the Committee shall have otherwise provided in the Award Agreement, any restricted period with respect to Restricted Stock awarded to such Participant shall lapse and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the

Committee shall have otherwise provided in the Award Agreement, all Options and Stock Appreciation Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option or Stock Appreciation Right that has previously been exercised or otherwise terminated shall become exercisable.

         13. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

         14. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

         15. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under the Securities Act of 1933 or other applicable securities law. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and
(ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

         16. Withholding Tax. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

         The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         All withholding decisions pursuant to this Section 16 shall be at the sole discretion of the Committee or the Corporation.

         17. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the shareholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section 11), (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award made pursuant to the Plan.

         18. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by shareholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

         19. Initial Grant. Following adoption of this Plan by the shareholders of the Corporation at the Corporation's 1998 Annual Meeting of Shareholder of the Corporation, each member of the Board of Directors of the Corporation who is not an Employee (which term includes officers) shall be granted a ten-year, Non-Qualified Stock Option to purchase 220 shares at an Exercise Price per share equal to the Market Value per share of the Shares on the date of grant. Any director who is elected or appointed hereafter, but during the term of the Plan, who is not then an Employee shall be granted a ten-year, Non-Qualified Stock Option to purchase 220 shares at an Exercise Price per share equal to the Market Value per share of the Shares on the date of grant, the number of Shares being subject to possible adjustment as provided in Section 11 in the event of intervening changes in capitalization; provided, however, that no director shall receive more than one Award pursuant to this Section 19.

         Each Option issued under this Section 19 shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this section shall vest and become exercisable in five equal annual installments, with the first installment vesting and becoming exercisable on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates since the date of grant.

                                GLB BANCORP, INC.
                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 22, 2003
                This Proxy Is Solicited by the Board of Directors

          The  undersigned  hereby  appoints  the  official  proxy  committee
P consisting of all of the members of the Board of Directors of GLB Bancorp, R Inc., or a majority of them, with full powers of substitution, to act as
O attorneys and proxies for the undersigned, to vote all shares of stock of X GLB Bancorp, Inc. that the undersigned is entitled to vote at the Annual Y Meeting of Shareholders, to be held at the Holiday Inn Express Hotel &
     Suites LaMalfa Centre, 5783 Heisley Road, Mentor Ohio, on April 22, 2003, at 10:30 a.m. local time, and at any adjournment or postponement thereof, as follows:

                                                                                  FOR   WITHHOLD
 1.  A  proposal  to elect the nominees named herein to serve as directors until  [ ]    [ ]
     the  2004  Annual  Meeting  of  Shareholders, or until their successors are elected  and  qualified.


  NOMINEES: Umberto Fedeli           George C. Lott     Richard M. Osborne       Joseph T. Svete
            Richard T. Flenner, Jr.  George X. Mechir   Edward R. Pike           Thomas E. Wheeler
            James V. Fryan           Jerome T. Osborne  Thomas J. Smith



 To withhold authority to vote for any individual nominee, print that nominee's name on this line:

----------------------------------------------------------------------------------------------------------
                                                                                 FOR  AGAINST  ABSTAIN
2.   A  proposal  to  amend  GLB Bancorp, Inc.` s 1998 Stock Option and Incentive [ ]    [ ]      [ ]
     Plan  for  the  purpose  of  increasing  by  51,000  the  number  of shares authorized  for  issuance  under  the  plan.

3.   A  proposal  to  ratify the board`s appointment of KPMG LLP to serve as GLB [ ]    [ ]      [ ]
     Bancorp,  Inc.`s  independent  auditor  for the fiscal year ending
     December  31,  2003.

The Board of Directors recommends a vote "FOR" the identified nominees and "FOR" proposal 2 and proposal 3.


               (Continued, and to be signed, on the reverse side)
==========================================================================================================

                          (Continued from reverse side)

    This proxy will be voted as directed, but if no instructions are specified this proxy will be voted "FOR" the identified nominees and "FOR" proposal 2. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting.

   Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of GLB Bancorp, Inc. at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

   The undersigned acknowledges receipt from GLB Bancorp, Inc. prior to the execution of this proxy of the Notice of the Annual Meeting of Shareholders and Proxy Statement dated March 17, 2003.


                                Dated:__________________________________ , 2002

                                X______________________________________________
                                SIGNATURE OF SHAREHOLDER

                                X______________________________________________
                                SIGNATURE OF JOINT SHAREHOLDER

                                Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.


                PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.